Exhibit 99.1

ServiceNow Reports Financial Results for First Quarter 2017

SANTA CLARA, Calif.--(BUSINESS WIRE)--April 26, 2017--ServiceNow® (NYSE: NOW) today announced the financial results for its first quarter 2017.

First Quarter 2017 GAAP Results:

  Subscription revenues of $376.1 million, representing 41% year-over-year growth.
  Professional services and other revenues of $40.6 million, representing 6% year-over-year growth.
  Total revenues of $416.8 million, representing 36% year-over-year growth.
  Subscription gross profit of $305.8 million, representing 81% of subscription revenues.
  Professional services and other gross loss of $5.4 million, representing negative 13% of professional services and other revenues.
  Total gross profit of $300.3 million, representing 72% of total revenues.
  Loss from operations of $42.5 million, representing negative 10% of total revenues.
  Net loss of $40.7 million, or loss of $0.24 per basic and diluted share.
  Net cash provided by operating activities of $187.4 million, representing 45% of total revenues.

First Quarter 2017 Non-GAAP Results:

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. For the following non-GAAP results, see the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled "GAAP to Non-GAAP Reconciliation” for a reconciliation of non-GAAP to GAAP measures and corresponding growth rates.

  Subscription revenues of $382.7 million, representing 43% year-over-year growth adjusted for constant currency.
  Professional services and other revenues of $41.3 million, representing 8% year-over-year growth adjusted for constant currency.
  Total revenues of $424.0 million, representing 39% year-over-year growth adjusted for constant currency.
  Subscription billings of $478.7 million, representing 44% year-over-year growth (or $466.2 million, representing 41% year-over-year growth adjusted for constant currency and constant billings duration).
  Professional services and other billings of $50.5 million, representing 11% year-over-year growth (or $51.2 million, representing 13% year-over-year growth adjusted for constant currency).
  Total billings of $529.2 million, representing 40% year-over-year growth (or $517.5 million, representing 37% year-over-year growth adjusted for constant currency and constant billings duration).
  Subscription gross profit of $317.3 million, representing 84% of subscription revenues.
  Professional services and other gross profit of $1.5 million, representing 4% of professional services and other revenues.
  Total gross profit of $318.8 million, representing 76% of total revenues.
  Income from operations of $52.3 million, representing 13% of total revenues.
  Net income of $41.9 million, or earnings of $0.25 per basic share and $0.24 per diluted share.
  Free cash flow of $154.2 million, representing 37% of total revenues.

“We’re off to a strong start in Q1, continuing to diversify our business mix,” said John Donahoe, president and chief executive officer, ServiceNow. “Now 73 percent of all our customers license more than one product up from 50 percent two years ago. As Frank passes the torch, the company is well positioned to deliver on its goals with loyal customers and a growing partner ecosystem.”

“We continue to see success with our land and expand strategy, adding 26 new Global 2000 customers in Q1, compared to 21 in the same period last year,” said Michael Scarpelli, chief financial officer, ServiceNow. “We now have 370 customers each paying us more than $1 million in annualized contract value, an increase of 51 percent year-over-year.”

Financial Outlook

Our guidance is based on foreign exchange rates as of March 31, 2017. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of non-GAAP to GAAP metrics and corresponding growth rates.

For the second quarter of 2017, we expect:

  GAAP subscription revenues between $400 and $404 million, representing 38% to 39% year-over-year growth (or non-GAAP subscription revenues between $409 and $413 million, representing 41% to 42% year-over-year growth adjusted for constant currency).
  GAAP professional services and other revenues between $58 and $59 million, representing 15% to 17% year-over-year growth (or non-GAAP professional services and other revenues between $60 and $61 million, representing 18% to 20% year-over-year growth adjusted for constant currency).
  GAAP total revenues between $458 and $463 million, representing 34% to 36% year-over-year growth (or non-GAAP total revenues between $469 and $474 million, representing 37% to 39% year-over-year growth adjusted for constant currency).
  Non-GAAP subscription billings between $444 and $448 million, representing 33% to 35% year-over-year growth (or between $460 and $464 million, representing 38% to 39% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP professional services and other billings between $47 and $48 million, representing 12% to 14% year-over-year growth (or between $49 and $50 million, representing 16% to 19% year-over-year growth adjusted for constant currency).
  Non-GAAP total billings between $491 and $496 million, representing 31% to 32% year-over-year growth (or between $509 and $514 million, representing 36% to 37% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP operating margin of 11%.
  Non-GAAP weighted average shares used to compute diluted net income per share of approximately 179 million shares.

For the full year 2017, we expect:

  GAAP subscription revenues between $1,670 and $1,685 million, representing 37% to 38% year-over-year growth (or non-GAAP subscription revenues between $1,693 and $1,708 million, representing 39% to 40% year-over-year growth adjusted for constant currency).
  GAAP professional services and other revenues between $190 and $195 million, representing 13% to 15% year-over-year growth (or non-GAAP professional services and other revenues between $193 and $198 million, representing 14% to 17% year-over-year growth adjusted for constant currency).
  GAAP total revenues between $1,860 and $1,880 million, representing 34% to 35% year-over-year growth (or non-GAAP total revenues between $1,886 and $1,906 million, representing 36% to 37% year-over-year growth adjusted for constant currency).
  Non-GAAP subscription billings between $2,030 and $2,045 million, representing 34% to 35% year-over-year growth (or between $2,064 and $2,079 million, representing 37% to 38% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP professional services and other billings between $205 and $210 million, representing 14% to 17% year-over-year growth (or between $208 and $213 million, representing 16% to 18% year-over-year growth adjusted for constant currency).
  Non-GAAP total billings between $2,235 and $2,255 million, representing 32% to 33% year-over-year growth (or between $2,272 and $2,292 million, representing 34% to 36% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP subscription gross margin of 84%.
  Non-GAAP professional services and other gross margin of 15%.
  Non-GAAP total gross margin of 77%.
  Non-GAAP operating margin of 16%.
  Non-GAAP free cash flow margin of 25%.
  Non-GAAP weighted average shares used to compute diluted net income per share of approximately 179 million shares.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on Wednesday, April 26, 2017. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 95378330), or if outside North America, by dialing +1.508.637.5575 (passcode: 95378330). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode: 95378330), or if outside North America, by dialing +1.404.537.3406 (passcode: 95378330).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

We present revenues adjusted for constant currency and corresponding growth rates to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

We believe billings is a useful leading indicator regarding the performance of our business. We present subscription billings, professional services and other billings, and total billings, and corresponding growth rates, as the applicable revenue plus the applicable change in deferred revenue as presented or derived from the statement of cash flows. While we typically bill customers annually for our subscription services, customers sometimes request, and we accommodate, multi-year billings, which are billings with durations in excess of the typical 12 month term. Accordingly, to facilitate greater comparability in our billings information, we further present billings adjusted for constant billings duration, in addition to adjusting for constant currency. To present this information, we adjust subscription billings and total billings for constant currency as described above, and adjust for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the prior period presented. We also present professional services and other billings and corresponding growth rates adjusted for constant currency as described above.

Our non-GAAP presentation of gross profit, income from operations and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities plus cash paid for legal settlements, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations. However, our calculation of free cash flow and free cash flow margin may not be comparable to similar measures used by other companies.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2016 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended March 31, 2017.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

Your enterprise needs to move faster, but lack of process and legacy tools hold you back. Every day, thousands of customer requests, IT incidents, and HR cases follow their own paths—moving back and forth between people, machines and departments. Unstructured. Undocumented. Unimproved for years. With the ServiceNow® System of Action™ you can replace these unstructured work patterns of the past with intelligent workflows of the future. Now every employee, customer and machine can make requests on a single cloud platform. Every department working on these requests can assign and prioritize, collaborate, get down to root cause issues, gain real-time insights and drive to action. Your employees are energized. Your service levels improve. And you realize game-changing economics. Work at Lightspeed™. To find out how, visit www.servicenow.com.

© 2017 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc., in the United States and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31, 2017	March 31, 2016

Revenues:
Subscription	$376,135	$267,422
Professional services and other	40,648	38,457
Total revenues	416,783	305,879
Cost of revenues (1):
Subscription	70,375	52,781
Professional services and other	46,072	41,479
Total cost of revenues	116,447	94,260
Gross profit	300,336	211,619
Operating expenses (1):
Sales and marketing	212,086	158,610
Research and development	84,489	65,924
General and administrative	46,251	41,237
Legal settlement	—	270,000
Total operating expenses	342,826	535,771
Loss from operations	(42,490)	(324,152)
Interest expense	(8,678)	(8,109)
Interest income and other income (expense), net	7,716	702
Loss before income taxes	(43,452)	(331,559)
Provision for (benefit from) income taxes	(2,790)	1,773
Net loss	$(40,662)	$(333,332)
Net loss per share - basic and diluted	$(0.24)	$(2.06)
Weighted-average shares used to compute net loss per share - basic and diluted	168,742,366	162,067,108

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended
	March 31, 2017	March 31, 2016
Cost of revenues:
Subscription	$7,938	$6,607
Professional services and other	6,949	6,759
Sales and marketing	38,401	30,998
Research and development	21,801	20,533
General and administrative	14,854	10,411

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$439,915	$401,238
Short-term investments	535,399	498,124
Accounts receivable, net	278,107	322,757
Current portion of deferred commissions	78,786	76,780
Prepaid expenses and other current assets	64,048	43,636
Total current assets	1,396,255	1,342,535
Deferred commissions, less current portion	61,648	61,990
Long-term investments	326,261	262,658
Property and equipment, net	189,659	181,620
Intangible assets, net	67,755	65,854
Goodwill	96,914	82,534
Other assets	31,771	36,576
Total assets	$2,170,263	$2,033,767

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,658	$38,080
Accrued expenses and other current liabilities	144,594	171,636
Current portion of deferred revenue	961,553	861,782
Total current liabilities	1,139,805	1,071,498
Deferred revenue, less current portion	50,440	33,319
Convertible senior notes, net	516,490	507,812
Other long-term liabilities	36,189	34,177
Stockholders’ equity	427,339	386,961
Total liabilities and stockholders’ equity	$2,170,263	$2,033,767

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	March 31, 2017	March 31, 2016

Cash flows from operating activities:
Net loss	$(40,662)	$(333,332)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	25,226	17,452
Amortization of premiums on investments	945	1,490
Amortization of deferred commissions	26,180	18,033
Amortization of debt discount and issuance costs	8,678	8,109
Stock-based compensation	89,943	75,308
Deferred income tax	(3,291)	—
Other	(2,218)	(330)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	47,021	15,811
Deferred commissions	(27,195)	(23,971)
Prepaid expenses and other assets	(22,772)	(19,808)
Accounts payable	675	3,387
Deferred revenue	112,447	70,803
Accrued expenses and other liabilities	(27,553)	245,735
Net cash provided by operating activities	187,424	78,687
Cash flows from investing activities:
Purchases of property and equipment	(33,186)	(29,077)
Business combinations, net of cash acquired	(15,035)	(500)
Purchase of other intangibles	—	(5,750)
Purchases of investments	(222,596)	(180,365)
Purchase of strategic investments	(1,000)	—
Sales of investments	21,789	92,885
Maturities of investments	122,263	91,858
Restricted cash	(689)	(457)
Net cash used in investing activities	(128,454)	(31,406)
Cash flows from financing activities:
Proceeds from employee stock plans	34,807	19,873
Taxes paid related to net share settlement of equity awards	(53,023)	(28,453)
Payments on financing obligations	(1,415)	(110)
Net cash used in financing activities	(19,631)	(8,690)
Foreign currency effect on cash and cash equivalents	(662)	2,554
Net increase in cash and cash equivalents	38,677	41,145
Cash and cash equivalents at beginning of period	401,238	412,305
Cash and cash equivalents at end of period	$439,915	$453,450

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31, 2017	March 31, 2016 (3)	Growth Rates

Subscription revenues:
GAAP subscription revenues	$376,135	$267,422	41%
Effects of foreign currency rate fluctuations	6,521
Non-GAAP adjusted subscription revenues (1)	$382,656		43%

Subscription billings:
GAAP subscription revenues	$376,135	$267,422	41%
Increase in subscription deferred revenue	102,558	63,873
Non-GAAP subscription billings	$478,693	$331,295	44%
Effects of foreign currency rate fluctuations	8,831
Effects of fluctuations in billings duration	(21,302)
Non-GAAP adjusted subscription billings (2)	$466,222		41%

Professional services and other revenues:
GAAP professional services and other revenues	$40,648	$38,457	6%
Effects of foreign currency rate fluctuations	694
Non-GAAP adjusted professional services and other revenues (1)	$41,342		8%

Professional services and other billings:
GAAP professional services and other revenues	$40,648	$38,457	6%
Increase in professional services and other deferred revenue	9,889	6,930
Non-GAAP professional services and other billings	50,537	45,387	11%
Effects of foreign currency rate fluctuations	694
Non-GAAP adjusted professional services and other billings (2)	$51,231		13%

Total revenues:
GAAP total revenues	$416,783	$305,879	36%
Effects of foreign currency rate fluctuations	7,215
Non-GAAP adjusted total revenues (1)	$423,998		39%

Total billings:
GAAP total revenues	$416,783	$305,879	36%
Increase in total deferred revenue from condensed consolidated statements of cash flows	112,447	70,803
Non-GAAP total billings	529,230	376,682	40%
Effects of foreign currency rate fluctuations	9,525
Effects of fluctuations in billings duration	(21,302)
Non-GAAP adjusted total billings (2)	$517,453		37%

Cost of revenues:
GAAP subscription cost of revenues	$70,375	$52,781
Stock-based compensation	(7,938)	(6,607)
Amortization of purchased intangibles	(3,572)	(2,768)
Non-GAAP subscription cost of revenues	$58,865	$43,406

GAAP professional services and other cost of revenues	$46,072	$41,479
Stock-based compensation	(6,949)	(6,759)
Non-GAAP professional services and other cost of revenues	$39,123	$34,720

Gross profit (loss):
GAAP subscription gross profit	$305,760	$214,641
Stock-based compensation	7,938	6,607
Amortization of purchased intangibles	3,572	2,768
Non-GAAP subscription gross profit	$317,270	$224,016

GAAP professional services and other gross loss	$(5,424)	$(3,022)
Stock-based compensation	6,949	6,759
Non-GAAP professional services and other gross profit	$1,525	$3,737

GAAP gross profit	$300,336	$211,619
Stock-based compensation	14,887	13,366
Amortization of purchased intangibles	3,572	2,768
Non-GAAP gross profit	$318,795	$227,753

Gross margin:
GAAP subscription gross margin	81%	80%
Stock-based compensation as % of subscription revenues	2%	3%
Amortization of purchased intangibles as % of subscription revenues	1%	1%
Non-GAAP subscription gross margin	84%	84%

GAAP professional services and other gross margin	-13%	-8%
Stock-based compensation as % of professional services and other revenues	17%	18%
Non-GAAP professional services and other gross margin	4%	10%

GAAP gross margin	72%	69%
Stock-based compensation as % of total revenues	3%	4%
Amortization of purchased intangibles as % of total revenues	1%	1%
Non-GAAP gross margin	76%	74%

Operating expenses:
GAAP sales and marketing expenses	$212,086	$158,610
Stock-based compensation	(38,401)	(30,998)
Amortization of purchased intangibles	(117)	(18)
Non-GAAP sales and marketing expenses	$173,568	$127,594

GAAP research and development expenses	$84,489	$65,924
Stock-based compensation	(21,801)	(20,533)
Amortization of purchased intangibles	(455)	-
Non-GAAP research and development expenses	$62,233	$45,391

GAAP general and administrative expenses	$46,251	$41,237
Stock-based compensation	(14,854)	(10,411)
Amortization of purchased intangibles	(525)	(101)
Business combination and other related costs	(219)	(311)
Non-GAAP general and administrative expenses	$30,653	$30,414

GAAP legal settlements	$-	$270,000
Legal settlements	-	(270,000)
Non-GAAP legal settlements	$-	$-

Income (loss) from operations:
GAAP loss from operations	$(42,490)	$(324,152)
Stock-based compensation	89,943	75,308
Amortization of purchased intangibles	4,669	2,887
Business combination and other related costs	219	311
Legal settlements	-	270,000
Non-GAAP income from operations	$52,341	$24,354

Operating margin:
GAAP operating margin	-10%	-106%
Stock-based compensation as % of total revenues	22%	25%
Amortization of purchased intangibles as % of total revenues	1%	1%
Business combination and other related costs as % of total revenues	0%	0%
Legal settlements as % of total revenues	0%	88%
Non-GAAP operating margin	13%	8%

Net income (loss):
GAAP net loss	$(40,662)	$(333,332)
Stock-based compensation	89,943	75,308
Amortization of purchased intangibles	4,669	2,887
Business combination and other related costs	219	311
Legal settlements	-	270,000
Amortization of debt discount and issuance costs for the convertible senior notes	8,678	8,109
Income tax expense effects related to the above adjustments	(20,978)	(8,803)
Non-GAAP net income	$41,869	$14,480

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.24)	$(2.06)
Non-GAAP net income per share - basic	$0.25	$0.09
Non-GAAP net income per share - diluted	$0.24	$0.09

Weighted-average shares used to compute net income (loss) per share - basic	168,742,366	162,067,108

GAAP weighted-average shares used to compute net loss per share - diluted	168,742,366	162,067,108
Effect of dilutive securities (stock options and restricted stock units)	8,389,294	8,265,897
Non-GAAP weighted-average shares used to compute net income per share - diluted	177,131,660	170,333,005

Free cash flow:
GAAP net cash provided by operating activities	$187,424	$78,687
Purchases of property and equipment	(33,186)	(29,077)
Cash paid for legal settlements	-	17,500
Non-GAAP free cash flow	$154,238	$67,110

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	45%	26%
Purchases of property and equipment as % of total revenues	-8%	-10%
Cash paid for legal settlements as % of total revenues	0%	6%
Non-GAAP free cash flow margin	37%	22%

(1) Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.
(2) Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(3) Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of March 31, 2017. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on February 28, 2017, the company's Form 10-Q for the quarter ended March 31, 2017 to be filed with SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended	Three Months Ended	Growth rates
	June 30, 2017	June 30, 2016 (3)

GAAP subscription revenues	$400 - $404 million	$291 million	38% - 39%

Effects of foreign currency rate fluctuations	9 million

Non-GAAP adjusted subscription revenues (1)	$409 - $413 million		41% - 42%

GAAP subscription revenues	$400 - $404 million	$291 million	38% - 39%

Increase in subscription deferred revenue	44 million	42 million

Non-GAAP subscription billings	$444 - $448 million	$333 million	33% - 35%

Effects of foreign currency rate fluctuations	11 million

Effects of fluctuations in billings duration	5 million

Non-GAAP adjusted subscription billings (2)	$460 - $464 million		38% - 39%

GAAP professional services and other revenues	$58 - $59 million	$51 million	15% - 17%

Effects of foreign currency rate fluctuations	2 million

Non-GAAP adjusted professional services and other revenues (1)	$60 - $61 million		18% - 20%

GAAP professional services and other revenues	$58 - $59 million	$51 million	15% - 17%

Decrease in professional services and other deferred revenue	(11) million	(9) million

Non-GAAP professional services and other billings	$47 - $48 million	$42 million	12% - 14%

Effects of foreign currency rate fluctuations	2 million

Non-GAAP adjusted professional services and other billings (2)	$49 - $50 million		16% - 19%

GAAP total revenues	$458 - $463 million	$341 million	34% - 36%

Effects of foreign currency rate fluctuations	11 million

Non-GAAP adjusted total revenues (1)	$469 - $474 million		37% - 39%

GAAP total revenues	$458 - $463 million	$341 million	34% - 36%

Increase in total deferred revenue from condensed consolidated statements of cash flows	33 million	34 million

Non-GAAP total billings	$491 - $496 million	$375 million	31% - 32%

Effects of foreign currency rate fluctuations	13 million

Effects of fluctuations in billings duration	5 million

Non-GAAP adjusted total billings (2)	$509 - $514 million		36% - 37%

GAAP operating margin	(11%)

Stock-based compensation expense as % of total revenues	21%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	11%

GAAP weighted-average shares used to compute net loss per share - diluted	170 million

Effect of dilutive securities (stock options and restricted stock units)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	179 million

	Twelve Months Ended	Twelve Months Ended	Growth rates
	December 31, 2017	December 31, 2016 (3)

GAAP subscription revenues	$1,670 - $1,685 million	$1,222 million	37% - 38%

Effects of foreign currency rate fluctuations	23 million

Non-GAAP adjusted subscription revenues (1)	$1,693 - $1,708 million		39% - 40%

GAAP subscription revenues	$1,670 - $1,685 million	$1,222 million	37% - 38%

Increase in subscription deferred revenue	360 million	289 million

Non-GAAP subscription billings	$2,030 - $2,045 million	$1,511 million	34% - 35%

Effects of foreign currency rate fluctuations	28 million

Effects of fluctuations in billings duration	6 million

Non-GAAP adjusted subscription billings (2)	$2,064 - $2,079 million		37% - 38%

GAAP professional services and other revenues	$190 - $195 million	$169 million	13% - 15%

Effects of foreign currency rate fluctuations	3 million

Non-GAAP adjusted professional services and other revenues (1)	$193 - $198 million		14% - 17%

GAAP professional services and other revenues	$190 - $195 million	$169 million	13% - 15%

Increase in professional services and other deferred revenue	15 million	11 million

Non-GAAP professional services and other billings	$205 - $210 million	$180 million	14% - 17%

Effects of foreign currency rate fluctuations	3 million

Non-GAAP adjusted professional services and other billings (2)	$208 - $213 million		16% - 18%

GAAP total revenues	$1,860 - $1,880 million	$1,391 million	34% - 35%

Effects of foreign currency rate fluctuations	26 million

Non-GAAP adjusted total revenues (1)	$1,886 - $1,906 million		36% - 37%

GAAP total revenues	$1,860 - $1,880 million	$1,391 million	34% - 35%

Increase in total deferred revenue from condensed consolidated statements of cash flows	375 million	300 million

Non-GAAP total billings	$2,235 - $2,255 million	$1,691 million	32% - 33%

Effects of foreign currency rate fluctuations	31 million

Effects of fluctuations in billings duration	6 million

Non-GAAP adjusted total billings (2)	$2,272 - $2,292 million		34% - 36%

GAAP subscription gross margin	81%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription gross margin	84%

GAAP professional services and other gross margin	0%

Stock-based compensation expense as % of professional services and other revenues	15%

Non-GAAP professional services and other gross margin	15%

GAAP total gross margin	73%

Stock-based compensation expense as % of total revenues	3%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP total gross margin	77%

GAAP operating margin	(5%)

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	16%

GAAP net cash provided by operating activities as % of total revenues	32%

Purchases of property and equipment as % of total revenues	(7%)

Non-GAAP free cash flow margin	25%

GAAP weighted-average shares used to compute net loss per share - diluted	170 million

Effect of dilutive securities (stock options and restricted stock units)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	179 million

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.
(2)	Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period, and by replacing the forecasted portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.
(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

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